UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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American Axle & Manufacturing Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

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AMERICA DRIVE ANYWHERE, IL 60661IMPORTANT ANNUAL STOCKHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS!Stockholder Meeting Notice1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the American Axle & Manufacturing Stockholder Meeting to be Held on April 29, 2010Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:www.envisionreports.com/axlWhen you go online to view materials, you can also vote your shares.3Easy Online Access — A Convenient Way to View Proxy Materials and Vote Step 1: Go to www.envisionreports.com/axl to view the materials.Step 2: Click on Cast Your Vote or Request Materials.Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 19, 2010 to facilitate timely delivery.

Stockholder Meeting NoticeAmerican Axle & Manufacturing Annual Meeting of Stockholders will be held on April 29, 2010 in the Auditorium at AAM’s World Headquarters Complex, One Dauch Drive, Detroit, Michigan, at 3:00 p.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals:1.Election of Directors:01 — Salvatore J. Bonanno, Sr., 02 — Elizabeth A. Chappell, 03 — Dr. Henry T. Yang2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for year ending December 31, 2010.3.In their discretion, the proxies are authorized to the extent permitted by law to vote on any and all other matters as may properly come before the meeting, including the authority to vote to adjourn the meeting.PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.